UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 16, 2003

UNITED TECHNOLOGIES CORPORATION
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-812 (Commission File Number)	06-0570975 (I.R.S. Employer Identification No.)

One Financial Plaza
Hartford, Connecticut 06103
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code
(860) 728-7000

N/A
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

    On October 16, 2003, United Technologies Corporation issued a press release announcing its third quarter 2003 results. The press release is attached hereto as Exhibit 99.1.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: October 16, 2003	By: /s/ Gregory J. Hayes
Gregory J. Hayes
Vice President, Controller

INDEX TO EXHIBITS
Exhibit Number	Exhibit Description	Page

99.1	Press Release, dated October 16, 2003, issued by United Technologies Corporation . . . . . . . . . . . . . . 1